UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

JANUS HENDERSON GROUP PLC
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

Commission File Number 001-38103

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	98-1376360
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 25, 2026, Janus Henderson Group plc (the “Company”) issued an investor presentation (the “Investor Presentation”) in connection with the previously announced Agreement and Plan of Merger, dated as of December 21, 2025, as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 24, 2026, by and among the Company, Jupiter Company Limited, a company incorporated in Jersey (“Parent”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company in accordance with the Companies (Jersey) Law 1991, with the Company continuing as the surviving company and a wholly owned subsidiary of Parent. A copy of the Investor Presentation is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Forward Looking Statements

Certain statements in this Form 8-K not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this Form 8-K include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson’s business, that the proposed transaction generally may involve unexpected costs, liabilities or delays, that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser, that Janus Henderson may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Janus Henderson’s funds, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), volatility or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions, and other risks, uncertainties, assumptions, and factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings or furnishings made by Janus Henderson with the SEC from time to time.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Janus Henderson Group plc (“Janus Henderson”) filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2026, which was first mailed to Janus Henderson’s shareholders on or about March 12, 2026. Janus Henderson and affiliates of Janus Henderson jointly filed a transaction statement on Schedule 13E-3 on March 11, 2026. Janus Henderson may also file other documents with the SEC regarding the proposed transaction, including amendments or supplements to the proxy statement or Schedule 13E-3. This communication is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that may be filed by Janus Henderson with the SEC. INVESTORS AND SECURITY HOLDERS OF JANUS HENDERSON ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the proxy statement and the Schedule 13E-3 and other documents that are filed with the SEC by Janus Henderson free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Janus Henderson’s website at https://ir.janushenderson.com.

Participants in the Solicitation

Janus Henderson and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Janus Henderson’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Janus Henderson and their ownership of Janus Henderson common shares is contained in the definitive proxy statement for Janus Henderson’s 2025 annual meeting of shareholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 21, 2025, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Board Compensation,” “Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation,” “Executive Compensation,” “Executive Compensation Tables,” “Securities Ownership of Certain Beneficial Owners and Management” and “Our Executive Officers.” Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Janus Henderson in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, has been included in the definitive proxy statement relating to the proposed transaction. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Janus Henderson on Forms 3 and 4 filed with the SEC. Free copies of the proxy statement relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Janus Henderson’s website at https://ir.janushenderson.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished herewith.

Exhibit Number	Description
99.1	Janus Henderson Group plc Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2026

JANUS HENDERSON GROUP PLC

By:	/s/ Michelle Rosenberg
Name:	Michelle Rosenberg
Title:	General Counsel and Company Secretary

Exhibit 99.1

March 2026 DELIVERING MAXIMUM VALUE AND CERTAINTY FOR SHAREHOLDERS

DISCLAIMERS

Forward Looking Statements

Certain statements in this investor presentation not based on historical facts are "forward-looking statements" within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would," and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. Various risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this investor presentation include, but are not limited to, the impact of any alternative proposal, Janus Henderson's ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur, the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on Janus Henderson's business, that the proposed transaction generally may involve unexpected costs, liabilities or delays, that the business of Janus Henderson may suffer as a result of uncertainty surrounding the proposed transaction or the identity of the purchaser, that Janus Henderson may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of Janus Henderson's funds, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), volatility or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions, and other risks, uncertainties, assumptions, and factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings or furnishings made by Janus Henderson with the SEC from time to time.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Janus Henderson Group plc ("Janus Henderson") filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the "SEC") on March 11, 2026, which was first mailed to Janus Henderson's shareholders on or about March 12, 2026. Janus Henderson and affiliates of Janus Henderson jointly filed a transaction statement on Schedule 13E-3 on March 11, 2026. Janus Henderson may also file other documents with the SEC regarding the proposed transaction, including amendments or supplements to the proxy statement or Schedule 13E-3. This investor presentation is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that may be filed by Janus Henderson with the SEC. INVESTORS AND SECURITY HOLDERS OF JANUS HENDERSON ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the proxy statement and the Schedule 13E-3 and other documents that are filed with the SEC by Janus Henderson free of charge from the SEC's website at https://www.sec.gov or through the investor relations section of Janus Henderson's website at https://ir.janushenderson.com.

Participants in the Solicitation

Janus Henderson and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Janus Henderson's shareholders in connection with the proposed transaction. Information about the directors and executive officers of Janus Henderson and their ownership of Janus Henderson common shares is contained in the definitive proxy statement for Janus Henderson's 2025 annual meeting of shareholders (the "Annual Meeting Proxy Statement"), which was filed with the SEC on March 21, 2025, including under the headings "Proposal 1: Election of Directors," "Corporate Governance," "Board Compensation," "Proposal 2: Advisory Say-on-Pay Vote on Executive Compensation," "Executive Compensation," "Executive Compensation Tables," "Securities Ownership of Certain Beneficial Owners and Management" and "Our Executive Officers." Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Janus Henderson in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise has been included in the definitive proxy statement relating to the proposed transaction. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Janus Henderson on Forms 3 and 4 filed with the SEC. Free copies of the proxy statement relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC's website at https://www.sec.gov or through the investor relations section of Janus Henderson's website at https://ir.janushenderson.com.

Janus Henderson GROUP PLC

2

ALL-CASH TRANSACTION OFFERS COMPELLING VALUE & HIGH CERTAINTY, AND IS THE RESULT OF A RIGOROUS PROCESS

Immediate, Highly-Certain and Compelling Value	**Secures a robust valuation relative to intrinsic value and precedent transactions:** ✓ $52/share realizes the upper end of intrinsic value range ($42.78 - $52.16)[1] ✓ Transaction multiple above median of precedent transactions (10.2x vs 9.4x on EV/LTM EBITDA basis) ✓ All-cash consideration brings high certainty of value, during a period of high macroeconomic uncertainty and equity market volatility ✓ Transaction is expected to close quickly, reflecting the unique operational stability provided by a Trian / General Catalyst transaction ✓ If closing occurs after June 30, 2026, Janus Henderson may pay quarterly dividends of $1/share (with no adjustment to the $52/share price) **Delivers a compelling premium across all key historical benchmarks:** ✓ 25% vs. unaffected price ✓ 13% vs. unaffected 52-week high ✓ Exceeds unaffected all-time high
High Certainty of Close	✓ Clear path to shareholder approval, especially with the support of Trian (20.7% of the outstanding) ✓ High confidence in obtaining required Janus client consent condition given overwhelming client support ✓ Strong indications key investment professionals and clients will be supportive, reducing risk of deal-related attrition and therefore enhancing certainty of obtaining client consents
Independent Special Committee Led a Robust Process to Maximize Value	✓ Board immediately established an independent Special Committee to evaluate all strategic alternatives ✓ Trian proposal has been public since October ✓ Expanded process via targeted outreach to 7 additional potential bidders ✓ Negotiated 7 successive price increases for a 13% total increase in the merger consideration ✓ Continued Special Committee process post-announcement, including evaluating whether Victory Capital's late February and March proposals might lead to a Superior Proposal and engaging directly with Victory Capital. Following the evaluation of the Victory Capital proposals, the Special Committee obtained another $3/share in value for shareholders

[1] Illustrative Present Value of Future share price analysis. Data and analysis as of 19-Dec-2025, as disclosed in the Company's proxy statement, filed on March 11, 2026

Janus Henderson GROUP PLC
3

TRIAN / GENERAL CATALYST'S PROPOSAL DELIVERS IMMEDIATE AND FULL VALUE OF THE STANDALONE PLAN

Transaction captures high-end of intrinsic value range

Illustrative Present Value of Future share price analysis, per Proxy Statement


Merger Valuation
$52.00/share
Unaffected Price
$41.63/share
High-End of Range
$52.16/share
Low-End of Range
$42.78/share

$52/share all-cash transaction provides:

- ✓ Immediate value at the upper end of intrinsic value range ($42.78 to $52.16)
- ✓ A compelling premium versus any relevant historical metric:
  - 25% vs. the unaffected price
  - 19% vs. unaffected 30-day VWAP
  - 13% vs. unaffected 52-week high
  - Exceeds unaffected all-time high
- ✓ All-cash transaction delivers immediate certainty of value and eliminates execution risk in a challenging industry and macroeconomic landscape

Source: Illustrative Present Value of Future share price analysis. Data and analysis as of 19-Dec-2025, as disclosed in the Company's proxy statement, filed on March 11, 2026

Janus Henderson GROUP PLC
4

5 The 10.2x transaction multiple stands as a high - water mark, surpassed only during the highly - volatile market of 2020 Source: Selected transactions analysis. Data and analysis as of 23 - Mar - 2026. 1 Reflects median EV / LTM EBITDA multiple of 8 selected traditional asset management precedent transactions. DEAL PROVIDES A PREMIUM VALUATION RELATIVE TO HISTORICAL PRECEDENTS 8.4x 6.9x 10.5x 12.1x 10.8x 7.2x 8.9x 9.9x 10.2x Janus Henderson Trian / General Catalyst Pzena Inv. Mgmt. LLC Pzena Inv. Mgmt. Inc. Waddell & Reed Macquarie Group Eaton Vance Morgan Stanley Legg Mason Franklin Resources USAA Victory Capital OppenheimerFunds Invesco Amundi SA Victory Capital 2018 2022 2024 2020 Median 9.4x 1 The extreme market volatility of 2020 was the only period in which transaction multiples topped 10.2x Enterprise Value / LTM EBITDA 2026 Schroders Nuveen

AGGRESSIVE ACTION BY INDEPENDENT COMMITTEE MAXIMIZED VALUE AND CERTAINTY

Independent Directors immediately take the reins

Oct 26
Trian / General Catalyst propose all-cash transaction at $46/share, which was made public the next day on Trian's Schedule 13D

Oct 27
Board forms Special Committee of independent, unaffiliated directors

Oct 31
Special Committee begins retaining separate legal and financial advisors

Special Committee widens process through proactive outreach, begins price discovery

Nov 2
Special Committee directs management to update standalone plan

Nov 10
Special Committee issues press release announcing retention of external advisors to ensure broad participation

Nov 11
Victory Capital expresses interest in a potential transaction

Nov 14
Special Committee initiates market check, engages 7 parties, including Victory Capital

Nov 24
Victory Capital submits non-binding proposal of $30/share in cash, without financing commitment, pro-forma ownership range of 37-39%, and a voting agreement requirement from Trian

Nov 25
Special Committee requests additional information from Victory Capital

3 of the 6 other parties contacted indicate they are not interested in pursuing a transaction. Remaining parties each express reservations and never bid

Dec 1
Special Committee rejects initial Trian / General Catalyst proposal; Trian / General Catalyst relay their preference in reaching an agreement before year end, as financing commitments may not be available thereafter

Dec 2
Trian / General Catalyst increase all-cash proposal to $46.50/share

Dec 5
Special Committee counters Trian / General Catalyst with $52/share in cash

Dec 8
Victory Capital delivers second proposal, on substantially identical terms as the original, except for an anticipated completion date of mid-January and no reference to a voting agreement requirement from Trian

Special Committee evaluates Victory Capital's proposal, but concludes it is not actionable due to significant closing risk

Process drives additional increases in valuations

Dec 15
Trian / General Catalyst increase all-cash proposal to $47/share

Dec 16
Special Committee counters Trian / General Catalyst with $50/share in cash

Dec 18
Trian / General Catalyst increases all-cash proposal to $48/share

Dec 19
Special Committee rejects revised Trian / General Catalyst proposal

Dec 19-21
Special Committee representatives rejects verbal Trian / General Catalyst suggestion of $48.50/share

Full value, strong certainty

Dec 21
Trian / General Catalyst makes all-cash proposal of $49/share, which Special Committee recommends to the full Board.

Mar 23
Trian / General Catalyst verbal offer for $50/share – Special Committee pushes for more value

Mar 24
Special Committee wins increase from Trian / General Catalyst to $52/share.

Comprehensive process designed to maximize value:

7 Price increases	**13%** Increase in valuation
7 Other potential suitors contacted	**12** Offers evaluated from 2 parties

Janus Henderson GROUP PLC

6

7 $46 $ 46.5 0 $47 $48 $ 48.5 0 $49 $50 $52 $41.63 unaffected price …plus a compelling premium x 25% vs. unaffected price x 19% vs. unaffected 30 - day VWAP x 13% vs. 52 - week high x Exceeds all - time high Outcome delivers full value of standalone plan… x $52/share reflects the high end of the future share price analysis ($42.78 - $52.16) x Implied EV/LTM EBITDA multiple of 10.2x exceeds 9.4x median of precedents Following 1 st Trian / GC proposal, Special Committee expands process to include 7 additional potential bidders – including Victory Capital – and begins evaluating standalone plan Prior to Trian / GC’s 2 nd proposal, Special Committee evaluates and responds to Victory Capital’s initial proposal; no indication of interest from the other potential parties Special Committee attempted to create competitive bidding, and negotiated 7 price increases, over the course of the process Special Committee determines Victory Capital’s second proposal is not actionable - p ushes Trian / GC to improve offer, driving additional increases at an agreed transaction at $49/share Process continues post - signing with the evaluation of 3 additional proposals, resulting in an amended agreement at $52/share DISCIPLINED PROCESS DROVE NUMEROUS PRICE INCREASES, MAXIMIZING VALUE FOR SHAREHOLDERS

INDEPENDENT SPECIAL COMMITTEE WITH DEEP EXPERTISE IN INVESTMENT AND SHAREHOLDER ADVOCACY OVERSAW THE PROCESS



John Cassaday

Chair of Special Committee

Over two decades of executive leadership experience, further enhanced by Board leadership at large-cap public companies

Strong track record as a director of large international companies:

- Chair of the Board of Manulife Financial Corp, a ~$40B market cap financial services company (1993 to 2023)
- Director at Sysco Corp., a ~$40B market cap wholesale food distributor (2004 to 2022)
- Lead Independent Director at Spin Master Corp. when the company made its initial public offering (2015 to 2018)

Deep executive leadership experience, including:

- Corus Entertainment Inc. – President & CEO
- Shaw Communications – Executive Vice President
- CTV Television Network – President & CEO
- Campbell Soup Company – President (Canada and UK)



Kevin Dolan

Four-decade career in financial services, including as CEO of numerous multi-billion-dollar asset managers

Extensive, proven leader in investment management, including as CEO of:

- La Fayette Investment Management – €4B AUM[1]
- Asset Management of Bank of Ireland – €26B AUM[2]
- Edmond de Rothschild Asset Management – €116B AUM[3]
- AXA Investment Management – €844B AUM[4]

Successful private equity professional and entrepreneur:

- Senior Advisor to One Peak Partners, a London-based private equity firm with $4B AUM
- Founding Partner of Anafin, LLC, an advisory firm specializing in the investment industry



Anne Sheehan

Accomplished career advocating for shareholders on corporate governance matters

Accomplished, highly-regarded leadership career advocating for shareholders:

- Director of Corporate Governance at the California State Teachers' Retirement System (CalSTRS), where she led all corporate governance initiatives
- Chaired Investor Advisory Committee to the U.S. Securities and Exchange Commission (2012 to 2020)
- Director at Victoria's Secret & Co. since the company spun off from L Brands in 2021

Deep investment experience:

- Managed a ~$4B equity portfolio for CalSTRS, the largest educator-only public pension funds in the world

[1] As of November 20, 2006; [2] As of October 22, 2010; [3] As of March 12, 2024; [4] As of December 2023

Janus Henderson GROUP PLC

8

9 SPECIAL COMMITTEE FOCUSED ON MAXIMIZING VALUE WHILE PROTECTING SHAREHOLDERS FROM MATERIAL DOWNSIDE RISKS Value Maximization with High Closing Certainty If shareholders reject a proposed transaction : There is no guarantee of a viable alternative, jeopardizing the immediate and certain value currently on the table Uncertainty increases among clients and investment professionals, destabilizing the business and eroding shareholder value Significant downside risk at every critical juncture If clients reject a proposed transaction : Shareholders are left holding an asset in disarray, as a client exodus severely damages a business with accelerating AUM outflows The risk that an acquirer will "re - trade" at a substantially reduced price drastically increases If investment professionals reject a proposed transaction : A pre - close talent flight directly threatens the viability of the deal itself and diminishes the fundamental value of the firm A post - close talent flight – particularly if shareholders hold equity in the combined entity – will destroy long - term value through sustained revenue and AUM losses

10 CAGR 2023 - 24 CAGR 2020 - 24 7% 5 % Total 9% 4 % Investment Management 8% 3 % Distribution 3% 6 % Operations 9% 8 % Technology 6% 4 % Legal / Risk / Compliance 6% 5 % Management / Administration 4% 2 % Overhead / Other THIS IS AN OPTIMAL TIME FOR SHAREHOLDERS TO HARVEST MAXIMUM VALUE AND DE - RISK THEIR INVESTMENT Asset management fees continue to compress… …while vital operating expenses continue to increase Further Compression Expected 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds 0 20 40 60 80 100 120 '03A '06A '09A '12A '15A '18A '21A '24E '27E '30E '33E Annual Fee Rates in Basis Points U.S. Equity Sector Equity Intl Equity Allocation Taxable Bond Muni Bond All Active Funds Source: McKinsey Performance Lens Global Asset Management Survey, Morningstar.

11 PROPOSED TRIAN / GENERAL CATALYST TRANSACTION PROVIDES HIGH VALUE AND CLOSING CERTAINTY / x Fully - financed all - cash transaction that captures the upper end of intrinsic value range ($42.78 - $52.16) x Compelling valuation – exceeding the median of precedent transactions – and premia x Financing commitments include customary binding debt and equity commitment letters Highly Certain Value x Clients have expressed overwhelming support for the proposed transaction, leaving little doubt in the ability to obtain client consents x High likelihood of shareholder approval, especially with the support of Trian (20.7% of the outstanding) Clear Path to Approval x In discussions with key investment professionals, they overwhelmingly endorsed the current leadership, strategy and team - oriented culture of Janus Henderson vs the Victory Capital model, leadership and culture Low Risk of Attrition

12 SPECIAL COMMITTEE RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE TRANSACTION x Vote “ FOR ” the Transaction If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: Shareholders may call toll - free at (877) 800 - 5192 Banks and brokers may call collect at +1 (212) 750 - 5833 Independent Special Committee ran an exhaustive process which maximized value and certainty for shareholders Fully - financed all - cash transaction at the upper end of intrinsic value range protects shareholders from execution, macro and market risks High certainty of close with a clear path to receiving approval from shareholders and clients while retaining key investment professionals No other actionable bids have emerged, despite conducting broad outreach involving 7 other potential parties